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                                                                Exhibit 10(d)(7)


                               SEVENTH AMENDMENT
                                    TO THE
                        ICF KAISER INTERNATIONAL, INC.
                                RETIREMENT PLAN


          WHEREAS, the ICF Kaiser International, Inc. Retirement Plan (hereinafter referred to as the "Plan") was established effective August 1, 1971; and

          WHEREAS, the Plan was recently restated effective January 1, 1996, by ICF Kaiser International, Inc. (currently known as Kaiser Group International, Inc. and hereinafter referred to as the "Company"); and

          WHEREAS, the restated Plan was amended subsequently on six occasions; and

          WHEREAS, the Company desires to amend the Plan to cease investment of future contributions in Company Stock;

          NOW, THEREFORE, effective as of April 13, 2000, Section 6.2 of the Plan is hereby amended to provide as follows:

               6.2 ICF Kaiser Stock Fund. Notwithstanding any other provision of
                   ----------------------
          the Plan to the contrary, effective as of April 13, 2000, no Participant shall be permitted to direct the investment of contributions made to the Plan after said date or assets in his Account invested in Funds, other than the ICF Kaiser Stock Fund, on and after said date into the ICF Kaiser Stock Fund. Any Participant who has assets in his Account invested in the ICF Kaiser Stock Fund on said date may direct the investment of such assets into other Funds pursuant to procedures established in conjunction with the administration of the Plan.


     Executed this 13th day of April, 2000.
                   ----


                              KAISER GROUP INTERNATIONAL, INC.
                              (formerly known as ICF Kaiser  International,
                              Inc.)


                              By: /s/ James J. Maiwurm
                                 ------------------------------
                              Title:  Chief Executive Officer